UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2026

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-41816	88-1513509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2251 Catawba River Rd.,
Fort Lawn
,
SC
29714
(Address of principal executive offices) (Zip Code)

(916) 573-3803
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in an 8-K filed by Northann Corp. (“
we
”, “
our
”, “
us
” and the “
Company
”), trading of the Company’s common stock, par value $0.001 per share (“
Common Stock
”), was halted on the NYSE American LLC (the “
Exchange
”) on June 25, 2026.

On August 21, 2026, we received written notification (the “
Notice
”) from NYSE Regulation that the Company is not suitable for continued listing under Sections 1001, 1002(e), 1003, and 1007 of the NYSE American Company Guide (the “
Guide
”).  Accordingly, NYSE Regulation has determined to commence proceedings to delist our Common Stock from the Exchange.

Accordingly, the Exchange has suspended our Common Stock from trading effective immediately. We expect our common stock to begin quotation on the OTC Markets, under the symbol “NCLX,” perhaps as soon as August 24, 2026. The OTC Markets are significantly more limited than the NYSE American, and this quotation will result in a less liquid market for existing and potential investors to trade our Common Stock and could depress the trading price of our Common Stock. We can provide no assurance that our Common Stock will continue to trade on this market, whether broker-dealers will provide and continue to provide public quotes of our Common Stock on this market, or whether the trading volume of our Common Stock will be sufficient to provide for efficient trading. The suspension and/or delisting of our Common Stock from the Exchange could negatively impact us, including by (i) reducing the liquidity and market price of our Common Stock; (ii) reducing the number of investors willing to hold or acquire our Common Stock, which could negatively impact our ability to raise equity financing; (iii) making it more difficult for us to raise funding whether in the public capital markets or through private investment; and (iv) impairing our ability to provide equity incentives to our employees.

The Notice stated that we have the right to a review of NYSE Regulation’s determination to delist the Company’s common stock by the Listings Qualifications Panel of the Committee for Review of the Board of Directors of the Exchange. We are evaluating our options as to whether to pursue this appeal in order to return to listing on the Exchange.  The Notice also stated that NYSE American will apply to the SEC to delist our Common Stock upon completion of all applicable procedures, including any appeal by us of NYSE Regulation’s decision.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: August 24, 2026	By:	/s/ Bradley C. Lalonde
	Name:	Bradley C. Lalonde
	Title:	Chairman of the Board

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